DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Connecticut Municipal Money Market Fund, Inc. for the six-month period ended March 31, 1998. Your Fund produced an annualized yield of 2.84% and, after taking into account the effect of compounding, the annualized effective yield was 2.88%.* THE ECONOMY
    Defying concerns that the Asian financial crisis would depress U.S. economic growth, the economy has remained quite firm in recent months. The Federal Reserve Board's Beige Book survey of regional economic conditions, published March 18, found that despite a decline in export sales to Asia, the U.S. economy is thriving in all regions. The Fed report cited specific strength in rising industrial activity, good retail sales, and strong demand for labor. El Nino has added at least one boost to the economy through plunging oil prices and warm weather that has stimulated some spring spending, especially on housing and related items. Housing starts rose 6% during February. Indeed, consumers appear to be in good shape, with the Conference Board reporting that its index of consumer confidence rose to
138.3 in February, from a revised 128.3 in January. The February figure was the highest since October 1968. The latest figures on real Gross Domestic Product (GDP) growth show a 3.9% annual rate during 1997, and analysts estimated first-quarter 1998 GDP growth to be running at 3.5% or more.
    In fact, it appears that the Asian crisis may have actually stimulated growth by reducing inflation expectations and lowering long-term interest rates. The Fed Beige Book survey noted that inflation seems "eerily calm." The Consumer Price Index for February rose only .1%, held down by falling oil prices. The inflation rate for 1997 was just 1.4%. With inflation staying so low, the Fed has had no reason to raise interest rates during the recent reporting period, although a surging economy might otherwise have dictated some tightening action. In the money market, interest rates on short-term securities remained virtually unchanged during the month of March. Market participants appear to be in a wait-and-see mode, as reduced Treasury borrowing needs continue to reduce the supply of money market securities while demand remains steady.
MARKET ENVIRONMENT/PORTFOLIO
    While the Fed has remained quiet over the past six months, market technicals (i.e., supply/demand) have played a major role in our overall investment strategy. By early fall 1997, the market had fully absorbed the substantial number of financings that had been issued over the summer months. Soon after, note yields settled into a trading range which remained relatively unchanged until the latter part of the year. In late December, the short-term municipal market experienced a sharp, albeit temporary, rise in short-term rates as a result of corporate seasonal "window dressing." Dealers priced securities at attractive levels in order to minimize their inventories, which helped to boost your Fund's yield. The situation reversed in January as assets flowed back into the tax-exempt money funds, thereby putting downward pressure on rates. During this period, yields on tax-exempt money market funds fluctuated in response to these supply and demand imbalances.
    By mid-January, the market stabilized and normal trading patterns, for the most part, returned. While high-quality Connecticut issues continued to be in short supply, we continued to seek attractive buying opportunities to extend your Fund's average maturity as tax season approached. The short-term municipal market typically experiences redemptions as a result of tax payment needs. This, in turn, can place temporary upward pressure on yields as demand lessens. To the extent that Connecticut-exempt paper becomes available, we will look for attractive buying opportunities, and of course, all new investments will continue to meet our high credit-quality standards, and provide a significant level of liquidity, commensurate with the needs of the Fund.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in this Fund and in The Dreyfus Corporation.
                              Very truly yours,

                      [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
April 17, 1998
New York, N.Y.
* Annualized effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                          MARCH 31, 1998 (UNAUDITED)
                                                                                                   Principal
Tax Exempt Investments-100.0%                                                                        Amount        Value
                                                                                                 ____________   ____________
Connecticut-87.3%
State of Connecticut:
  GO Notes 4%, Series B, 3/15/99............................................                    $   4,000,000  $   4,018,880
  Special Tax Obligation Revenue, VRDN (Transportation Infrastructure-1)
    3.65% (LOC; Commerzbank) (a,b)..........................................                       18,800,000     18,800,000
  VRDN 3.65% (Liquidity; Bayerische Landesbank) (a).........................                        5,200,000      5,200,000
Connecticut Development Authority, VRDN:
  Health Care Revenue (Corp. for Independent Living Project)
    3.50% (LOC; Chase Manhattan Bank) (a,b).................................                        3,100,000      3,100,000
  IDR (Blase and Bromley Realty Project) 3.90% (LOC; Fleet Bank) (a,b)......                        3,220,000      3,220,000
  PCR:
    (Connecticut Light and Power Co. Project):
      3.60%, Series A(Insured; AMBAC and Liquidity; Societe Generale) (a)...                        8,000,000      8,000,000
      Refunding:
        3.65%, Series A (LOC; Deutsche Bank) (a,b)..........................                        5,500,000      5,500,000
        3.65%, Series B (LOC; UnionBank of Switzerland) (a,b)...............                       10,000,000     10,000,000
Connecticut Health and Educational Facilities Authority, Revenue:
  CP(Yale University):
    3.35%, Series S, 5/12/98 (LOC; Yale University) (b).....................                        1,000,000      1,000,000
    3.40%, Series S, 7/10/98 (LOC; Yale University) (b).....................                        3,600,000      3,600,000
    3.40%, Series S, 7/16/98 (LOC; Yale University) (b).....................                        5,000,000      5,000,000
  VRDN:
    (Charlotte Hungerford Hospital) 3.40%, Series B (LOC; Bank of Boston) (a,b)                     2,700,000      2,700,000
    Refunding (Bradley Healthcare) 3.35%, Series B (LOC; Fleet Bank) (a,b)..                        4,730,000      4,730,000
    (Yale University):
      3.65%, Series T(LOC; Yale University) (a,b)...........................                       10,000,000     10,000,000
      3.70%, Series T (LOC; Yale University) (a,b)..........................                       11,000,000     11,000,000
Connecticut Housting Finance Authority, VRDN (Housing Mortgage Finance
Program)
  3.50%, Series G (BPA; Morgan Guaranty Trust Co. and Insured; AMBAC) (a)...                        8,765,000      8,765,000
Connecticut Municipal Electric Energy Co-op, Power Supply System Revenue,CP
  3.50%, Series A, 5/11/98 (LOC; Fleet Bank) (b)............................                        3,600,000      3,600,000
Connecticut Special Assessment Second Injury Fund, Revenue, CP:
  3.40%, 4/22/98 (LOC; Credit Agricole-Indosuez and Credit Commercial de Beligique) (b)             3,000,000      3,000,000
  3.30%, 5/21/98 (LOC; Credit Agricole-Indosuez and Credit Commercial de Beligique) (b)             3,000,000      3,000,000
Connecticut Special Assessment Unemployment Compensation Advance Fund,
Revenue
  (Connecticut Unemployment)
  3.90%, Series C, 7/1/98 (Insured and Liquidity; FGIC).....................                       16,000,000     16,000,966
City of Danbury, BAN 4%, 8/7/98.............................................                        4,000,000      4,007,637
Town of Manchester, GONotes 4%, Lot B, 5/27/98..............................                        8,000,000      8,003,656
Town of New Britain, VRDN 3.40% (LOC; Bank of Nova Scotia) (a,b)............                        7,900,000      7,900,000
Town of Redding, BAN 4.10%, 10/22/98........................................                        2,000,000      2,004,304
Stamford, Higher Education Revenue, BAN 4%, 4/1/98..........................                        4,725,000      4,725,000

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                          MARCH 31, 1998 (UNAUDITED)
                                                                                                   Principal
Tax Exempt Investments (continued)                                                                  Amount         Value
                                                                                                 ____________   ____________
Connecticut (continued)
Stamford Housing Authority, Revenue, VRDN (Morgan Street Project)
  3.65% (LOC; Deutsche Bank) (a,b)..........................................                    $   7,500,000  $   7,500,000
Town of Windsor Lochs, BAN 3.75%, 9/15/98...................................                        5,825,000      5,831,529
U.S. Related-12.7%
Commonwealth of Puerto Rico:
  Government Development Bank, VRDN
    3.375% (BPA; Credit Suisse and Insured; MBIA) (a).......................                        4,000,000      4,000,000
  Highway and Transportation Authority, Transportation Revenue, VRDN
    3.20%, Series A (BPA; Bank of Nova Scotia and Insured; AMBAC) (a).......                        4,000,000      4,000,000
  TRAN 4.50%, Series A, 7/30/98.............................................                        8,000,000      8,022,057
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
Control
  Facilities Finance Authority, Higher Education Revenue, VRDN
  (Ana G. Mendez University Systems Project)
  3.45%, Series A (LOC; Banco Popular de Puerto Rico) (a,b).................                        8,700,000      8,700,000
                                                                                                               _____________
TOTAL INVESTMENTS (cost $194,929,029).......................................                                    $194,929,029
                                                                                                               =============
Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      IDR      Industrial Development Revenue
BAN           Bond Anticipation Notes                            LOC      Letter of Credit
BPA           Bond Purchase Agreement                            MBIA    Municipal Bond Investors Assurance
CP            Commercial Paper                                                 Insurance Corporation
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
GO            General Obligation                                 TRAN    Tax and Revenue Anticipation Notes
                                                                 VRDN    Variable Rate Demand Notes

Summary of Combined Ratings
Moody's                          or                      Standard & Poor's                      Percentage of Value
_________                                                ________________                       _________________
VMIG1/MIG1, P1 (c)                                       SP1+/SP1, A1+/A1, A2 (c)                   79.2%
Aaa/Aa (d)                                               AAA/AA (d)                                  4.1
Not Rated (e)                                            Not Rated (e)                              16.7
                                                                                                    ______
                                                                                                    100.0%
                                                                                                    ======
Notes to Statement of Investments:
(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(b) Secured by letters of credit. At March 31, 1998, 57.1% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and universities, of which Yale University provided letters of credit to 15.6% of the Fund's net assets.
(c) P1 and A1 are the highest ratings assigned tax exempt commercial paper by
    Moody's and Standard & Poor's investments, respectively.
(d) Notes which are not MIG or SP rated are represented by bond ratings of the issuer.
(e) Securities which, while not rated by Moody's and Standard &Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                              MARCH 31, 1998 (UNAUDITED)
                                                                                                   Cost                Value
                                                                                              ______________      ____________
ASSETS:                          Investments in securities-See Statement of Investments         $194,929,029      $194,929,029
                                 Cash.......................................                                         4,604,670
                                 Interest receivable........................                                         1,261,761
                                 Prepaid expenses and other assets..........                                            64,396
                                                                                                                  ____________
                                                                                                                   200,859,856
                                                                                                                  ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          59,197
                                 Payable for investment securities purchased                                         4,029,102
                                 Accrued expenses and other liabilities.....                                            47,783
                                                                                                                  ____________
                                                                                                                     4,136,082
                                                                                                                  ____________
NET ASSETS..................................................................                                      $196,723,774
                                                                                                                  ============
REPRESENTED BY:                  Paid-in capital............................                                      $196,757,632
                                 Accumulated net realized gain (loss) on investments                                   (33,858)
                                                                                                                 _____________
NET ASSETS..................................................................                                      $196,723,774
                                                                                                                  ============
SHARES OUTSTANDING
(1 billion shares of $.001 par value Common Stock authorized)...............                                       196,757,632
NET ASSET VALUE, offering and redemption price per share....................                                             $1.00
                                                                                                                        ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS                                                               SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income......................                                             $3,299,777
EXPENSES:                        Management fee-Note 2(a).............                    $   473,128
                                 Shareholder servicing costs-Note 2(b)                        154,924
                                 Professional fees....................                         53,214
                                 Registration fees....................                          8,544
                                 Custodian fees.......................                          5,844
                                 Prospectus and shareholders' reports.                          5,322
                                 Directors' fees and expenses-Note 2(c)                         4,534
                                 Miscellaneous........................                          3,659
                                                                                          ___________
                                       Total Expenses.................                        709,169
                                 Less-reduction in management fee due to
                                 undertaking-Note 2(a)................                        (93,666)
                                                                                          ___________
                                       Net Expenses...................                                                615,503
                                                                                                                  ___________
INVESTMENT INCOME-NET, representing net increase in net assets
                                 resulting from operations                                                         $2,684,274
                                                                                                                  ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                  Six Months Ended
                                                                                   March 31, 1998              Year Ended
                                                                                    (Unaudited)            September 30, 1997
                                                                                 __________________        __________________
OPERATIONS:
    Investment income-net.............................................             $     2,684,274            $     5,449,449
    Net realized gain (loss) on investments...........................                     --                          44,698
                                                                                 __________________        __________________
      Net Increase (Decrease) in Net Assets Resulting from Operations.                   2,684,274                  5,494,147
                                                                                 __________________        __________________

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.............................................                  (2,684,274)                (5,449,449)
                                                                                 __________________        __________________

CAPITALSTOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.....................................                 177,009,643                237,558,939
    Dividends reinvested..............................................                   2,550,526                  5,206,544
    Cost of shares redeemed...........................................                (164,766,857)              (250,907,105)
                                                                                 __________________        __________________
      Increase (Decrease) in Net Assets from Capital Stock Transactions                 14,793,312                 (8,141,622)
                                                                                 __________________        __________________
          Total Increase (Decrease) in Net Assets.....................                  14,793,312                 (8,096,924)

NET ASSETS:
    Beginning of Period...............................................                 181,930,462                190,027,386
                                                                                 __________________        __________________
    End of Period.....................................................               $ 196,723,774              $ 181,930,462
                                                                                 ==================        ==================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                    Six Months Ended
                                                     March 31, 1998               Year Ended September 30,
                                                                       ________________________________________________
PER SHARE DATA:                                       (Unaudited)      1997     1996      1995        1994        1993
                                                      ____________    ______   ______    ______      ______      ______
    Net asset value, beginning of period              $  1.00        $  1.00   $  1.00  $  1.00     $  1.00     $  1.00
                                                       ______         ______    ______   ______      ______      ______
    Investment Operations:
    Investment income-net...............                 .014           .029      .029     .033        .023        .023
                                                       ______         ______    ______   ______      ______      ______
    Distributions:
    Dividends from investment income-net                (.014)         (.029)    (.029)   (.033)      (.023)      (.023)
                                                       ______         ______    ______   ______      ______      ______
    Net asset value, end of period......              $  1.00        $  1.00   $  1.00  $  1.00     $  1.00     $  1.00
                                                       ======         ======    ======   ======      ======      ======
TOTAL INVESTMENT RETURN.................                 2.87%*         2.93%     2.94%    3.35%       2.33%       2.34%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets               .65%*          .65%      .63%     .45%        .22%        .12%
    Ratio of net investment income to
      average net assets................                 2.84%*         2.89%     2.90%    3.31%       2.30%       2.30%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager                  .10%*          .04%      .03%     .18%        .42%        .55%
    Net Assets, end of period (000's Omitted)        $196,724       $181,930  $190,027  $232,932   $242,067    $212,288
*Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Connecticut Municipal Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of Connecticut income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $34,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1997. If not applied, the carryover expires in fiscal 2004.
    At March 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from October 1, 1997, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .65 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $93,666 during the period ended March 31, 1998.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1998, the Fund was charged $105,516 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1998, the Fund was charged $44,814, pursuant to the transfer agency agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

Registration Mark
[Dreyfus lion "d" logo]
DREYFUS CONNECTICUT MUNICIPAL
MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 WashingtonStreet
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                                101SA983
Registration Mark
[Dreyfus logo]
Connecticut
Municipal Money
Market Fund, Inc.
Semi-Annual
Report
March 31, 1998